Prospectus supplement dated May 1, 2017
to the following prospectus(es):
BOA America's Future Annuity II, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, BOA Elite Venue Annuity, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Nationwide Destination C, BOA All American Annuity, BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, BOA Next Generation II FPVUL, NLIC Options Plus, and NLIC Options Premier prospectus dated May 1, 2017
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Putnam Investment Management, LLC, the Putnam Variable Trust – Putnam VT Growth and Income Fund ("VT Growth and Income Fund") investment manager, has recommended, and the VT Growth and Income Fund’s Board of Trustees has approved, the merger of VT Growth and Income Fund into Putnam Variable Trust – Putnam VT Equity Income Fund: ("VT Equity Income Fund"). In the merger, all of the assets of VT Growth and Income Fund will be transferred to VT Equity Income Fund in exchange for shares of VT Equity Income Fund and VT Equity Income Fund will also assume all of the liabilities of VT Growth and Income Fund. The merger is expected to occur at the close of business on or about May 12, 2017.
As a result, the following will occur to the contract/policy:
•	Effective on or about May 11, 2017, the VT Growth and Income Fund will no longer be available to receive transfers or new purchase payments.
•	Effective on or about May 12, 2017, any allocations to the VT Growth and Income Fund are transferred to the VT Equity Income Fund and all references in the prospectus to the VT Growth and Income Fund are deleted and replaced with the VT Equity Income Fund.
•	Effective on or about May 13, 2017, the VT Equity Income Fund will be walled-off, and therefore will only be available to contracts/policies for which applications are received before May 12, 2017.
•	The contract owner/policy owner may request to transfer out of the VT Growth and Income Fund to another available investment option under the contract prior to the merger by contacting the Service Center. This transfer will be free of any charges and will not count toward any specified transfer limits within the contract.
PROS-0343